KeyBanc Capital Markets 2011 Basic Materials & Packaging Conference September 13, 2011 Exhibit 99.1

Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of
1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning
Suncoke’s possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, effects resulting from our separation from Sunoco, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,”
“potential,” “continue,” “may,” “will,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements. SunCoke undertakes no obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures.
Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation.
Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.

SunCoke at a Glance
Business Mix
Cokemaking Capacity
Pro Forma Adjusted EBITDA
(2010)*
Sales and Other Operating Revenue
(2010)
$197 million* $1.3 billion
Largest independent producer of high-quality
metallurgical coke in the Americas
-
Over 45 years of production experience
2010 total revenue and adjusted EBITDA of
$1.3 billion and $227 million, respectively
Five cokemaking facilities (four in U.S. and one in
Brazil) with a sixth facility expected to start-up in Q4
2011
-
Approximately 5.9 million tons per year
cokemaking capacity including new facility
-
Grown capacity from 2.5 million tons in 2005 to
5.4 million tons in 2010
Secure, long-term contracts with leading steelmakers
who have been increasingly outsourcing coke
production to SunCoke
Metallurgical coal mining operations in Virginia and
West Virginia
-
1.2 million tons of metallurgical coal production
annually
-
Expect production to double to 2.4–2.5 million tons
per annum by mid-2013
Approximately 1,180 employees (980 U.S. / 200 Brazil)
Expect Sunoco to complete spin-off within 12 months
of IPO
International
Coke
8%
*Excludes Corporate Segment
Other
Domestic
Coke
74%
Jewell Coke
23%
International
Coke
3%
Coal Mining
0%
Coal
Mining
12%
Other
Domestic
Coke
55%
Jewell
Coke
25%
0
1
2
3
4
5
6
7
2004 2005 2006 2007 2008 2009 2010 2011E 2012E
Jewell Indiana Harbor Haverhill I Vitória Haverhill II Granite City Middletown

Strategically-Located Cokemaking Facilities and Mines
International Operations
(1)  Expected start-up in Q4 2011.
(2)  SunCoke holds a preferred interest of $41 million in Vitória and is the operator.
Our U.S. facilities are located in close proximity to all U.S. integrated steelmaking facilities
Vitória
(2)
(ArcelorMittal)
Capacity: 1,700kt
Brazil
Indiana Harbor
(ArcelorMittal)
Capacity: 1,220kt
Haverhill
(ArcelorMittal /
AK Steel)
Capacity: 1,100kt
Granite City
(US Steel)
Capacity: 650kt
Domestic Operations
Cokemaking facility under construction
Existing cokemaking facilities
Coal mining
Jewell
(ArcelorMittal)
Capacity: 720kt
Middletown
(1)
(AK Steel)
Capacity: 550kt
(Expect production to double to
2.4–2.5mtpy by mid-2013)
Jewell Coal
1.2mtpy
Premium mid-vol
Reserves: 85mt
Harold Keene
0.3mtpy
High-vol A/B
Reserves: 21mt

Delivering Coke and Energy to Customers
Coke Energy
Blast Furnace Coke Electric Power Steam
Breeze
or
Nut Coke
and/or and
Key raw material in
blast furnace iron-
making process
Acts as a reductant
and burden in the
blast furnace
Small-sized coke
fines screened from
the blast furnace-
sized coke
production
Heat recovery steam
generators (“HRSG”)
capture waste heat
from the coking
process to make
low-pressure,
saturated steam
HRSGs produce high-
pressure, superheated
steam for power
generation
Facilities generate
~9 MW electric power
each hour per 110,000
tons of annual coke
production

SunCoke Energy

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

5 Our Industry-Leading Heat Recovery Coke Oven Technology

SunCoke’s Oven vs. By-Product Ovens
SunCoke’s technology is the industry’s environmental standard and provides many advantages over the traditional cokemaking process
SunCoke Heat Recovery Traditional By-Product
Pressurization Negative pressure Positive pressure
Air Emissions MACT standard for new batteries
Potential for emission of hazardous
compounds
Power Generation Cogenerates power Power consuming process
Hazardous Inputs None Yes – sulfuric acid
Volatile Organic Compounds Complete combustion No combustion
Solid Wastes No toxic solid wastes Process produces toxic waste streams
Water Usage No wastewater discharges Requires wastewater treatment facility

Strong Industry Fundamentals
World Crude Steel Production
Source: CRU, The Annual Outlook for Metallurgical Coke 2011.
We expect significant infrastructure investment in
emerging markets to drive steel demand growth
Coke/blast furnace iron production is expected to
remain the dominant process
-
China: ~90%
-
World: ~70%
-
U.S.: ~40%
(Tons in millions)
World Coke Consumption
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
(Tons in millions)
We expect demand to increase with growing
integrated steel production
Aging coke infrastructure
-
44% of existing global coke capacity (excluding
China and CIS) is over 30 years old
-
53% of North American coke capacity is over 30
years old
-
SunCoke’s U.S. growth has been driven by
coke battery replacement
641
497
906
1,248
1,562
2,319
2005 2010 2021E
China Asia (ex China) Europe N. America CIS Rest of World
2005 2010 2021E
China Asia (ex China) Europe N. America CIS Rest of World

$200
$325
$450
$575
$700
Jan-08 Jan-09 Jan-10 Jan-11
Chinese Metallurgical Coke (FOB China port - adds $45-$60/ton)
SunCoke – Other Domestic Coke
SunCoke's North American Industry Position
Chinese Coke Price vs. Representative SunCoke Price
North American Coke Capacity
North American Coke Imports
SunCoke has the opportunity to displace higher cost coke imports
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
SunCoke Chinese
Q2 2011 Average: $359 $440
2010 Average: $336 $414
2008-2010 Average: $326 $430
(Tons in millions)
Source:  CRU, The Annual Outlook for Metallurgical Coke 2011.
(1) Represents SunCoke’s domestic cokemaking capacity weighted by the number of months each facility operated during that year.
(1)
(1) Other Domestic Coke sales and other operating revenues divided by tons sold.
2010 Total Capacity: 24.5 million tons
Integrated coke
72%
Merchant coke
13%
SunCoke
15%
(US$ / ton)
5.4
3.6
5.6
1.3
2.5
2.4
2.8
2.3
2.6
2.8
3.6
–
1.0
2.0
3.0
4.0
5.0
6.0
2006 2007 2008 2009 2010 2011E 2012E 2013E 2014E 2015E 2021E
SunCoke domestic coke sales volumes
SunCoke weighted-average domestic cokemaking capacity
(1)

SunCoke’s Value Proposition
Permits and Approvals
Engineering, Procurement &
Construction
Capital Funding and Ownership
A competitive turnkey coke solution which produces a consistent stream of earnings
Operating Cost Component
(Pass-Through)
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass-Through)
Take-Or-Pay
Taxes, Transportation and Future
Environmental Costs (Pass-Through)
Coke fee
Energy fee
SunCoke
Energy
Customer
Typical Key Coke Sales Agreement Provisions What SunCoke Offers
Plant Production and Environmental
Compliance
Reliability and Quality of Coke Supply

Focused Growth Strategy
Maintain our technological advantage through the development or acquisition of new technologies
Expand our domestic coal production from current reserves and pursue selective reserve additions
Maintain liquidity and financial flexibility to facilitate growth
We believe
SunCoke
Energy is
uniquely
positioned for
continued
investment and
earnings
growth
Maintain our consistent focus on operational excellence, safety and environmental stewardship
Continue to grow our North American cokemaking businesses; with portion of future coke capacity reserved for market sales
Grow our international footprint with a focus on key growth markets
Growth Initiatives
Foundations for Growth

Coke Development
North
America
Brazil
Ongoing discussions with multiple customers for new coke capacity
Our Focus / Activities Market Drivers
China
Exploring partner opportunities to enter market
Import displacement
Battery replacements
New blast furnace
construction
Largest blast furnace
steel market
India
New blast furnace
construction
Import displacement
Coke Expansion Focused on 4 Key Markets
Early stages of permitting an anticipated 1.1 million tons of coke per year potential new cokemaking facility in Kentucky
MOU for minority investment in Global Coke Limited

0.4-0.5 million tons expected
surface mining
1.2 million tons
current production capacity
0.3 million tons HKCC acquisition
0.5 million tons expected Jewell
expansion
Coal Development
Doubling Our Production Planned Growth Current Operations
Underground
Mining
Surface
Mining
Selective
Reserve
Additions
2.4-2.5 million tons per annum
(Expect to double current production
by mid-2013)
+
+
+
=
106 million tons of proven
and probable reserves
Reserve life of 50+ years
Expected 500,000 tons per
year expansion of Jewell Coal
- Mid-2013 completion
expected
- Expect total cost of $25
million
Evaluating HKCC expansion
Limited highwall mining at
HKCC
Signed agreement to extract
additional surface tons
- Expect 1.3 million tons
over 3 years beginning in
2012
Acquired Harold Keene Coal
Companies in January 2011
Evaluating selective,
opportunistic additions of
coal reserves

$171
$187
$297
2008 2009 2010
$117
$159
$184
$157
$230
$227
2008 2009 2010
$840
$1,145
$1,327
2008 2009 2010
Historical Financial Summary
Total Revenues Adjusted EBITDA
Note: See Appendix for reconciliation.
Grey colored bars represent Pro Forma Adjusted EBITDA for ArcelorMittal settlement.
Net Cash Provided by Operating Activities
($ in millions)
Strong growth in earnings and cash flow driven by coke expansion
($ in millions) ($ in millions)

722  714  715
1,214
1,164
1,140
690
928
1,103
62
635
2008 2009 2010 Q2 '11*
Jewell Indiana Harbor Haverhill Granite City
2,626
2,868
3,593
Domestic Coke Financial Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Pro Forma Adjusted EBITDA (1) for ArcelorMittal
Settlement and Coal Transfer Price Impacts
(Tons in thousands) ($ in millions, except per ton amounts)
Other
Domestic
Coke:
1,904
Other
Domestic
Coke:
2,154
Other
Domestic
Coke:
2,878
Jewell Coke
Other Domestic Coke
Pro Forma Adjusted EBITDA/ton
Other
Domestic
Coke:
745
922
$36
(1) For a reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
168
276
301
177
*Q2 ‘11 scale is annualized
*Q2 ‘11 scale is annualized
$46
$41
$49
$11
$48
$36
$109
$25
$36/ton
$27/ton
$44/ton
$39/ton
2008 2009 2010 Q2 '11*
$94
$76
$159

1,233
1,214
1,277
334
1,179
1,134
1,104
340
54
73
149
24
2008 2009 2010 Q2 '11
Coal sales Coal production Coal purchases
Coal Mining Financial Summary
Coal Sales, Production and Purchases
Avg. Sales Price/Ton (1) and Cost/Ton
Coal Mining Pro Forma Adjusted EBITDA (5) for Coal Transfer Price
Impact
(Tons in thousands) ($ in millions, except per ton amounts)
Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA / ton Coal cash cost Purchased coal cost
($ per ton)
(5)  For a reconciliation of Pro Forma Adjusted EBITDA to operating income, please see the appendix.
$11
(2)
(1)
Average Sales Price is the weighted average sales price for all coal sales volumes, includes sales to affiliates and sales to
Jewell Coke established via a transfer pricing agreement. The transfer price per ton to Jewell Coke was $89.96, $100.19,
$103.74 and $156.12 for 2008, 2009, 2010 and Q2 ‘11, respectively.
(2)
Pro Forma Sales Price is the Average Sales Price adjusted to set the internal transfer price on Jewell Coke coal purchase volumes equal to the Jewell Coke coal component contract price. The per ton coal cost component included in the Jewell
Coke contract was approximately $106, $155, $130 and $165 for 2008, 2009, 2010, and Q2 ‘11 respectively.
(3)
Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume.
(4)
Costs of purchased raw coal divided by purchased coal volume.
$25/ton
$56/ton
$19/ton
$34/ton
2008 2009 2010 Q2 '11
$31
$69
$24
$80
$92
$106
$126
$41  $43
$88
$85
$147
$125
$162
$92
$100
$104
2008 2009 2010 Q2 '11
Average Sales Price
Pro Forma Sales Price
$155
$106
(3)
(4)

Second Quarter Overview
(1) For a reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Q2 ‘11 vs. Q2 ’10
• Year-over-year quarterly results reflect unfavorable impact of ArcelorMittal settlement, and relocation and public company readiness costs
• Net Income Attributable to Net Parent Investment of $22.4 million in Q2 ‘11
vs. $44.3 million in Q2 ’10
• Adjusted EBITDA
(1)
of $37.6 million in Q2 ‘11 vs. $68.7 million in Q2 ’10
Q2 ‘11 vs. Q1 ’11
• Improvement over Q1 ‘11 driven by stronger Indiana Harbor performance and better utilization rates across all Coke Operations
• Adjusted EBITDA
(1)
of $37.6 million in Q2 ‘11 vs. $26.6 million in Q1 ’11

Capital Expenditures
• Expect 2011 Capital Expenditures of $231 million, up $15 million vs. 2010
• Middletown and coal expansion represents expansion capital
• First Half 2011 capital expenditures totaled $128 million
Capital Expenditures
$187
$170
$181
$28
$46
$50
$304
$215
$216
$231
2008 2009 2010 2011E
Ongoing Expansion
In Millions
$289
$16

Cash Flows and Financial Position
Capital Structure
Liquidity
Growth Funding
Dividend Policy
•
Issued $700M in debt in the form of $300M Term
Loan and $400M Senior Notes
•
Repaid intercompany payable to Sunoco of $575 million with
balance of the net proceeds retained for general corporate purposes
•
Sufficient liquidity (cash and undrawn revolver) to
support growth strategy and allow opportunistic
acquisitions
•
Will continue to invest operating cash flows into
expansion projects
•
Dividends or share buybacks not considered at this
time

Near-term Growth Drivers (2012/2013)
Middletown
• On track for start-up in Q4
Indiana Harbor
• No anticipated contractual production shortfall in 2012/2013
• $50M – $100M estimated spending to support contract extension
• Contract renewal negotiations in process
Coal Expansion
• Addressing tight labor market challenges
• Expect to reach 350K tons annualized rate in 2012 and 500K annualized rate by mid-2013
• Executed contract mining agreement with Revelation Energy, LLC to mine approximately 1.3 million tons of surface reserves over 3 years

Long-term Growth Drivers (2013 and Beyond)
International – Brazil, China and India
• Steel is growing in emerging economies, led by China and India
• India is attractive for us given expected growth in primary coke demand and coke supply/demand balance
• Memorandum of Understanding with Global Coke
Next U.S. Coke Plant
• Permitting process in Kentucky underway
• Also assessing alternative sites in other states
• Expect plant to be 1.1 million tons in capacity with portion reserved for market coke sales
• Engineering design targeting CAPEX/ton reductions over Middletown

21 Appendix

Management Team
Name Position
Years of
experience Previous experience
Fritz Henderson Chief Executive Officer 26 General Motors
Michael Thomson President and Chief Operating Officer 28 Public Service Enterprise Group, Corning
Mark Newman Senior Vice President and Chief Financial
Officer
25 Ally Financial, General Motors
Denise Cade Senior Vice President, General Counsel
and Corporate Secretary
21 PPG Industries, Shaw Pittman LLP
Matthew McGrath Senior Vice President, Corporate Strategy
and Business Development
21 Public Service Enterprise Group
Michael White Senior Vice President, Operations 30 Sunoco, Lyondell-Equistar, Exxon
Jim Mullins Vice President, Coal Operations 35 Arch Coal, Island Creek Coal
Fay West Vice President and Controller 19 United Continental, PepsiAmericas
Ryan Osterholm Director, Finance and Investor Relations 13 Public Service Enterprise Group
SunCoke’s management team represents a combination of deep industry knowledge, international experience and broad management/technical skills

Board of Directors
Name Affiliation Employment History Board affiliations
Fritz Henderson SunCoke Energy SunCoke Energy, Inc; General Motors Compuware Corp.
Alvin Bledsoe Independent PricewaterhouseCoopers LLP Crestwood Midstream Partners
Robert Darnall Independent Inland Steel Industries; Ispat North America, Inc.
Stacy Fox Sunoco Sunoco, Inc.; Roxbury Group; Collins & Aikman
Corporation
Peter Hamilton Independent Brunswick Corporation Spectra Energy Corp.
Michael Hennigan Sunoco Sunoco Logistics Partners L.P.; Sunoco, Inc.
Brian MacDonald Sunoco Sunoco, Inc.; Dell, Inc. Sunoco Logistics and American
Red Cross (Southeastern, PA
chapter)
Charmian Uy Sunoco Sunoco, Inc.; American Express; General Motors
Dennis Zeleny Sunoco Sunoco, Inc.; Sunoco Logistics Partners L.P.;
Caremark RX, LLC

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue.
The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted
EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Pro Forma Adjusted EBITDA represents Adjusted EBITDA adjusted for the ArcelorMittal settlement impact and coal transfer price impacts. The Jewell Coke and Coal Mining results have been adjusted to set the internal transfer price to equal the coal component contract price in Jewell Coke’s coke sales price for coal sales volumes sold to Jewell Coke under the transfer pricing agreement.  Management believes Pro Forma Adjusted EBITDA  provides transparency into the underlying profitability of these respective segments for the periods presented.

Reconciliations
($ in million, except where indicated)
(1) Pro forma impact from equalizing coal transfer price to Jewell Coke with Jewell Coke coal cost component. Assumes coal-to-coke yield of 68%.
Jewell
Coke
Other
Domestic Coke
International
Coke
Coal
Mining
Corporate
and Other
Total
Net Income $146
Add: Depreciation, Depletion and Amortization 48
Subtract: Interest Income (Primarily from Affiliates) (24)
5
Subtract: Capitalized Interest (1)
Add (Subtract): Income Tax Expense (Benefit) 47
EBITDA $151 $74 $15 ($4) ($14) $222
– 12 – – – 12
– (7) – – – (7)
Adjusted EBITDA $151 $79 $15 ($4) ($14) $227
Add (Subtract): Pro Forma Impact of ArcelorMittal Settlement (78) 18 – – – (60)
4 13 – – – 16
(1)
(28) – – 28 – –
Pro Forma Adjusted EBITDA $49 $109 $15 $24 ($14) $184
Sales Volumes (thousands of tons) 721 2,917 – 1,277 –
Pro Forma Adjusted EBITDA per Ton ($ per ton) $69 $37 $19
Operating Income (Loss) $147 $39 $15 ($11) ($15) $174
Add: Depreciation, Depletion and Amortization 4 35 0 8 1 48
EBITDA $151 $74 $15 ($4) ($14) $222
Fiscal year ended December 31, 2010
Add: Sales Discounts Provided to Customers Due to Sharing of Nonconventional Fuels Tax Credits
Add (Subtract): Net (Income) Loss Attributable to Noncontrolling Interests
Add: Interest Cost – Affiliate
Add: Legal and Settlement Charges Related to ArcelorMittal  Settlement and Indiana Harbor Arbitration
Add (Subtract): Pro Forma Coal Transfer Price Impact

Reconciliations (Cont’d)
($ in million, except where indicated)
(1) Pro forma impact from equalizing coal transfer price to Jewell Coke with Jewell Coke coal cost component. Assumes coal-to-coke yield of 68%.
Jewell
Coke
Other
Domestic Coke
International
Coke
Coal
Mining
Corporate
and Other
Total
Net Income $211
Add: Depreciation, Depletion and Amortization 32
Subtract: Interest Income (Primarily from Affiliates) (25)
6
Subtract: Capitalized Interest (1)
Add (Subtract): Income Tax Expense (Benefit) 21
EBITDA $182 $36 $23 $11 ($9) $244
– 8 – – – 8
– (22) – – – (22)
Adjusted EBITDA $182 $23 $23 $11 ($9) $230
Add (Subtract): Pro Forma Impact of ArcelorMittal Settlement (84) 13 – – – (71)
(1)
(58) – – 58 – –
Pro Forma Adjusted EBITDA $41 $36 $23 $69 ($9) $159
Sales Volumes (thousands of tons) 694 2,119 1,214
Pro Forma EBITDA per Ton ($ per ton) $59 $17 $56
Operating Income (Loss) $178 $15 $23 $5 ($9) $212
Add: Depreciation, Depletion and Amortization 5 22 0 6 0 32
EBITDA $182 $36 $23 $11 ($9) $244
Fiscal year ended December 31, 2009
Add: Sales Discounts Provided to Customers Due to Sharing of Nonconventional Fuels Tax Credits
Add (Subtract): Net (Income) Loss Attributable to Noncontrolling Interests
Add: Interest Cost – Affiliate
Add (Subtract): Pro Forma Coal Transfer Price Impact

Reconciliations (Cont’d)
($ in million, except where indicated)
(1) Pro forma impact from equalizing coal transfer price to Jewell Coke with Jewell Coke coal cost component. Assumes coal-to-coke yield of 68%.
Fiscal year ended December 31, 2008
Jewell
Coke
Other
Domestic Coke
International
Coke
Coal
Mining
Corporate
and Other
Total
Net Income $133
Add: Depreciation, Depletion and Amortization 25
Subtract: Interest Income (Primarily from Affiliates) (28)
11
Subtract: Capitalized Interest (4)
Add (Subtract): Income Tax Expense (Benefit) 38
EBITDA $119 $50 $5 $14 ($13) $175
– 1 – – – 1
– (19) – – – (19)
Adjusted EBITDA $119 $32 $5 $14 ($13) $157
Add (Subtract): Pro Forma Impact of ArcelorMittal Settlement (56) 16 – – – (40)
Add (Subtract): Pro Forma Coal Transfer Price Impact
(1)
(17) – – 17 – –
Pro Forma Adjusted EBITDA $46 $48 $5 $31 ($13) $117
Sales Volumes (thousands of tons) 727 1,901 1,233
Pro Forma Adjusted EBITDA per Ton ($ per ton) $63 $25 $25
Operating Income (Loss) $114 $35 $5 $10 ($13) $151
Add: Depreciation, Depletion and Amortization 5 15 0 4 0 25
EBITDA $119 $50 $5 $14 ($13) $175
Add: Sales Discounts Provided to Customers Due to Sharing of Nonconventional Fuels Tax Credits
Add (Subtract): Net (Income) Loss Attributable to Noncontrolling Interests
Add: Interest Cost – Affiliate

Reconciliations (Cont’d)
Jewell Coke
Other
Domestic Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $23,993
Add: depreciation, depletion and amortization 14,605
Subtract: interest income (primarily from affiliates) (5,763)
1,723
Subtract: capitalized interest (399)
Add (Subtract): income tax expense (benefit) 1,881
EBITDA $12,892 $23,695 $843 $9,144 ($10,534) $36,040
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3,174 3,174
(1,573) (1,573)
Adjusted EBITDA $12,892 $25,296 $843 $9,144 ($10,534) $37,641
Add (Subtract): coal transfer price impact (2,334) 2,334 -
Pro Forma Adjusted EBITDA without coal transfer impact $10,558 $25,296 $843 $11,478 ($10,534) $37,641
Sales Volumes (thousands of tons) 170 757 412 334
Pro Forma Adjusted EBITDA per Ton $62 $33 $34
Operating Income (Loss) $11,559 $14,059 $788 $5,964 ($10,935) $21,435
Add: Depreciation, Depletion and Amortization 1,333 9,636 55 3,180 401 14,605
EBITDA $12,892 $23,695 $843 $9,144 ($10,534) $36,040
For the Three Months Ended June 30, 2011 (Unaudited)
($ in million, except where indicated)
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add: interest cost - affiliate

Reconciliations (Cont’d)
Jewell Coke
Other
Domestic Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $47,550
Add: depreciation, depletion and amortization 11,107
Subtract: interest income (primarily from affiliates) (6,039)
Add: interest 1,701
Subtract: capitalized interest (127)
Add (Subtract): income tax expense (benefit) 14,774
EBITDA $53,044 $18,716 $7 $107 ($2,908) $68,966
2,980 2,980
(3,256) (3,256)
Adjusted EBITDA $53,044 $18,440 $7 $107 ($2,908) $68,690
Add (Subtract): pro forma impact of ArcelorMittal settlement (23,600) 4,300 (19,300)
Add (Subtract): coal transfer price impact (15,219) 15,219 -
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impact $22,740 $7 $15,326 ($2,908) $49,390
Sales Volumes (thousands of tons) 191 718 422 314
Pro Forma Adjusted EBITDA per Ton $74 $32 $49
Operating Income (Loss) $51,945 $10,793 ($18) ($1,818) ($3,043) $57,859
Add: Depreciation, Depletion and Amortization 1,099 7,923 25 1,925 135 11,107
EBITDA $53,044 $18,716 $7 $107 ($2,908) $68,966
For the Three Months Ended June 30, 2010 (Unaudited)
$14,225
($ in million, except where indicated)
Add (subtract): net (income ) loss attributable to noncontrolling interests
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits cost - affiliate

($ in million, except where indicated)
Reconciliations (Cont’d)
Jewell Coke
Other
Domestic Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $5,655
Add: depreciation, depletion and amortization 13,020
Subtract: interest income (primarily from affiliates) (5,717)
1,500
Subtract: capitalized interest (312)
Add (Subtract): income tax expense (benefit) 3,139
EBITDA $19,054 ($857) $988 $4,296 ($6,196) $17,285
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3,125 3,125
6,171 6,171
Adjusted EBITDA $19,054 $8,439 $988 $4,296 ($6,196) $26,581
Add (Subtract): coal transfer price impact (8,042) 8,042 -
Pro Forma Adjusted EBITDA without coal transfer price impact $11,012 $8,439 $988 $12,338 ($6,196) $26,581
Sales Volumes (thousands of tons) 175 697 362 386
Pro Forma Adjusted EBITDA per Ton $63 $12 $32
Operating Income (Loss) $17,953 ($9,472) $935 $1,577 ($6,728) $4,265
Add: Depreciation, Depletion and Amortization 1,101 8,615 53 2,719 532 13,020
EBITDA $19,054 ($857) $988 $4,296 ($6,196) $17,285
For the Three Months Ended March 31, 2011 (Unaudited)
Add: interest cost - affiliate
Add (Subtract): net (income) loss attributable to noncontrolling interests